                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  -----------


                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: APRIL 23, 1999


                      HIGH VOLTAGE ENGINEERING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      MASSACHUSETTS                        1-4737                 04-2035796
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
           Incorporation)                                    Identification No.)


         401 EDGEWATER PLACE, SUITE 680, WAKEFIELD, MASSACHUSETTS 01880
--------------------------------------------------------------------------------
                     Address of principal executive offices


       Registrant's telephone number, including area code: (781) 224-1001
                                                            ---------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On April 23, 1999, the Registrant consummated a sale of substantially all of its assets used in or held for use in connection with the operation of the business of its Natvar division, a manufacturer of disposable medical tubing, for $26 million in cash, to a wholly owned subsidiary of Tekni-Plex, Inc.


  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Not applicable.

      *(b)    UNAUDITED PRO FORMA CONSDENSED CONSOLIDATED FINANCIAL DATA.

              High Voltage Engineering Corporation and Subsidiaries Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
              January 23, 1999

              High Voltage Engineering Corporation and Subsidiaries Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended April 25, 1998

              High Voltage Engineering Corporation and Subsidiaries Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended January 23, 1999

       (c)    Exhibits.


              Exhibit Number                    Description
              -------------                     -----------

                   *2.1                         Asset Purchase Agreement, among
                                                Tekni-Plex, Inc., Natvar
                                                Holdings, Inc. and High Voltage
                                                Engineering Corporation, dated
                                                as of April 8, 1999.

*Filed Herewith


                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 7, 1999



                                                  HIGH VOLTAGE ENGINEERING
                                                  CORPORATION



                                                  By: /s/ Joseph W. McHugh, Jr.
                                                      --------------------------
                                                  Name:  Joesph W. McHugh, Jr.
                                                  Title: Vice President and
                                                         Chief Financial Officer

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

    The following Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the pro forma financial position of High Voltage Engineering Corporation (the "Company") as if the disposition of Natvar Company ("Natvar") had occurred on January 23, 1999. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended April 25, 1998 and the nine months ended January 23, 1999 present the results of operations of the Company as if the disposition of Natvar had occurred at the beginning of the periods presented. In the opinion of management, all necessary adjustments have been made to fairly present this pro forma information.

             HIGH VOLTAGE ENGINEERING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 23, 1999
                             (DOLLARS IN THOUSANDS)


                                                           PRO FORMA
                                                    ------------------------
                                       HISTORICAL   ADJUSTMENTS   COMBINED
                                       ----------   -----------  -----------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents..........  $  20,898    $  24,750       45,648
  Restricted cash....................      3,447           --        3,447
  Accounts receivable -- net.........     52,006        1,250       50,229
                                                       (1,000)
                                                       (2,027)
  Refundable income taxes............        608           --          608
  Inventories........................     41,637         (641)      40,996
  Prepaid expenses and other current
    assets...........................      1,717           (8)       1,709
                                       ---------   -----------  -----------
    Total current assets.............    120,313       22,324      142,637

PROPERTY, PLANT AND EQUIPMENT --
 Net.................................     57,956       (4,359)      53,597
INVESTMENT IN JOINT VENTURE..........      1,763           --        1,763
ASSETS HELD FOR SALE.................      3,812           --        3,812
OTHER ASSETS -- Net..................     15,737           --       15,737
COST IN EXCESS OF NET ASSETS
 ACQUIRED............................     28,335       (1,527)      26,808
                                       ---------   -----------  -----------
                                       $ 227,916    $  16,438    $ 244,354
                                       ---------   -----------  -----------
                                       ---------   -----------  -----------

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY
CURRENT LIABILITIES
  Current maturities of long-term
    debt obligations.................  $   2,527    $      --    $   2,527
  Foreign credit line................        123           --          123
  Accounts payable...................     19,643         (996)      18,647
  Accrued interest...................      7,248           --        7,248
  Accrued liabilities................     24,156         (552)      25,144
                                                        1,540
  Advance payments by customers......      6,806           --        6,806
  Federal, foreign and state income
    taxes payable....................      3,412        7,194        3,412
                                                       (7,194)
  Deferred income taxes..............      1,527           --        1,527
                                       ---------   -----------  -----------
    Total current liabilities........     65,442           (8)      65,434

REDEEMABLE PUT WARRANTS..............      2,590           --        2,590
LONG-TERM OBLIGATIONS, LESS CURRENT
 MATURITIES..........................    174,128           --      174,128

DEFERRED INCOME TAXES................      2,724           --        2,724
OTHER LIABILITIES....................      6,713           --        6,713
COMMITMENT AND CONTINGENCIES.........
REDEEMABLE PREFERRED STOCK...........     33,925           --       33,925
STOCKHOLDERS' (DEFICIENCY) EQUITY....    (57,606)       9,252      (41,160)
                                                        7,194
                                       ---------   -----------  -----------
                                       $ 227,916    $  16,438    $ 244,354
                                       ---------   -----------  -----------
                                       ---------   -----------  -----------


       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 23, 1999
                             (DOLLARS IN THOUSANDS)

    Adjustments reflect pro forma for the disposition of Natvar total consideration of $26,000,000 for net assets of $7,014, net of $1,540 of transaction related expenses, expense related to the acceleration of a Company incentive compensation plan, severance, and $7,194 of taxes in connection with the gain on the sale offset by an adjustment to the valuation allowance.

             HIGH VOLTAGE ENGINEERING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED APRIL 25, 1998
                             (DOLLARS IN THOUSANDS)


                                                                       PRO FORMA
                                                                -----------------------
                                                    HISTORICAL  ADJUSTMENTS   COMBINED
                                                    ----------  -----------  -----------
Net sales.........................................  $ 234,380    $ (16,473)   $ 217,907
Cost of sales.....................................    151,360      (12,186)     139,174
                                                    ----------  -----------  -----------
  Gross profit....................................     83,020       (4,287)      78,733
Administrative and selling expenses...............     52,067       (2,775)      49,292
Research and development expenses.................     15,663         (207)      15,456
Write off of purchased in-process research and
 development......................................      8,100           --        8,100
Restructuring charge..............................        293         (107)         186
Reimbursed environmental and litigation
 costs -- net.....................................      3,633           --        3,633
Other.............................................        540          (89)         451
                                                    ----------  -----------  -----------
  Income from operations..........................      2,724       (1,109)       1,615
Interest expense..................................     18,819         (660)      18,159
Interest income...................................     (1,008)          --       (1,008)
                                                    ----------  -----------  -----------
  Loss from continuing operations before
    income taxes, discontinued operations
    and extraordinary item........................    (15,087)        (449)     (15,536)
Income taxes (credit).............................       (430)          --         (430)
                                                    ----------  -----------  -----------
  Loss from continuing operations before
    discontinued operations and
    extraordinary item............................    (14,657)        (449)     (15,106)
  Preferred dividends.............................     (3,085)          --       (3,085)
  Accretion of redeemable preferred stock.........       (270)          --         (270)
                                                    ----------  -----------  -----------
Loss applicable to common stockholders
 before extraordinary item........................  $ (18,012)   $    (449)   $ (18,461)
                                                    ----------  -----------  -----------
                                                    ----------  -----------  -----------


             HIGH VOLTAGE ENGINEERING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 23, 1999
                             (DOLLARS IN THOUSANDS)


                                                                    PRO FORMA
                                                             -------------------------
                                                 HISTORICAL  ADJUSTMENTS     COMBINED
                                                 ----------  ------------  -----------
Net sales......................................  $ 188,478    $ (11,692)    $ 176,786
Cost of sales..................................    123,437       (7,876)      115,561
                                                 ----------  -----------   -----------
  Gross profit.................................     65,041       (3,816)       61,225
Administrative and selling expenses............     39,947       (1,865)       38,082
Research and development expenses..............     13,489           --        13,489
Restructuring charge...........................        390           --           390
Reimbursed environmental and litigation costs
  -- net.......................................        292           --           292
Other..........................................       (690)         171          (519)
                                                 ----------  -----------   -----------
  Income from operations.......................     11,613       (2,122)        9,491
Interest expense...............................     14,677         (598)       14,079
Interest income................................       (961)          --          (961)
                                                 ----------  -----------   -----------
  Loss from continuing operations before
    income taxes, discontinued operations
    and extraordinary item.....................     (2,103)      (1,524)       (3,627)
Income taxes...................................        807           --           807
                                                 ----------  -----------   -----------
  Loss from continuing operations before
    discontinued operations and
    extraordinary item.........................     (2,910)      (1,524)       (4,434)
  Preferred dividends..........................     (3,182)          --        (3,182)
  Accretion of redeemable preferred stock......       (286)          --          (286)
                                                 ----------  -----------   -----------
Loss applicable to common stockholders
  before extraordinary item....................  $  (6,378)   $  (1,524)    $  (7,902)
                                                 ----------  -----------   -----------
                                                 ----------  -----------   -----------

